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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                       Community Shores Bank Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


     4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     5)   Total fee paid:


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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913(04-05)

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                                [LOGO]COMMUNITY
                                      SHORES BANK
                                      CORPORATION

                              1030 W. Norton Avenue
                            Muskegon, Michigan 49441

                   Notice of Annual Meeting of Shareholders
                            To Be Held on May 8, 2008

To our Shareholders:

     The 2008 annual meeting of shareholders of Community Shores Bank Corporation will be held at the Muskegon Country Club at 2801 Lakeshore Drive, in Muskegon, Michigan, on Thursday, May 8, 2008, at 2:00 p.m., local time. The meeting is being held for the purpose of considering and voting on the following matters:

     1.   Election of three class I directors, each for a three year term.

     2. Ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for 2008.

     3. Such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

     All shareholders of record at the close of business on Friday, March 14, 2008 are entitled to notice of and to vote at the meeting, and any postponements or adjournments of the meeting.

     Your vote is important. We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. We would appreciate receiving your proxy by Thursday, May 1, 2008.

                                        By Order of the Board of Directors,

                                        /s/ Heather D. Brolick

                                        Heather D. Brolick
                                        President and Chief Executive Officer

Dated: April 4, 2008

                        Community Shores Bank Corporation

                                -----------------

                                 Proxy Statement

                     For the Annual Meeting of Shareholders
                            To Be Held on May 8, 2008
                                -----------------

                                Table of Contents

                                                                             Page
                                                                            -----
Proxy Statement ..........................................................     1
Information About the Annual Meeting and Voting ..........................     1
Stock Ownership of Certain Beneficial Owners and Management ..............     3
Election of Directors* ...................................................     5
Corporate Governance .....................................................     8
Audit Committee Report ...................................................    11
Executive Compensation ...................................................    13
Transactions with Related Persons ........................................    16
Section 16(a) Beneficial Ownership Reporting Compliance ..................    16
Ratification of Appointment of Independent Registered Public Accountants*     16
Shareholder Proposals for 2009 Annual Meeting ............................    17
Other Matters ............................................................    18

------------

*To be voted on at the meeting

                        Community Shores Bank Corporation
                              1030 W. Norton Avenue
                            Muskegon, Michigan 49441

                                                                   April 4, 2008

                                -----------------

                                 Proxy Statement

                     For the Annual Meeting of Shareholders
                            To Be Held on May 8, 2008

                                -----------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Shores Bank Corporation ("we," "our" or "Community Shores"). The proxies are being solicited for use at the annual meeting of shareholders to be held on Thursday, May 8, 2008 at 2:00 p.m., local time, at the Muskegon Country Club at 2801 Lakeshore Drive, in Muskegon, Michigan. Distribution of this proxy statement and the accompanying proxy card is scheduled to begin on or about April 4, 2008.

                 Information About the Annual Meeting and Voting

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the accompanying notice of the meeting, including the election of directors and ratification of our registered public accountants, and consideration of such other business as may properly come before the meeting.

Who is entitled to vote?

     Only shareholders of record at the close of business on the record date, March 14, 2008, are entitled to receive notice of the annual meeting and to vote their shares at the meeting. Holders of our common stock are entitled to one vote per share.

What is the difference between a "shareholder of record" and a "street name" holder?

     These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are a "shareholder of record." If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a "street name" holder.

Who can attend the meeting?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

What is a proxy?

     A proxy is your legal designation of another person, the "proxy," to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the persons appointed as proxies by our Board of Directors the authority to vote your shares as indicated on the proxy card.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting business to be conducted at the meeting. As of the record date, 1,468,800 shares of our common stock were outstanding and entitled to vote. Proxies that are received and marked as withholding authority, abstentions, and broker non-votes (where a bank, broker or nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be represented at the meeting.

How do I vote?

     If you complete, sign and return the accompanying proxy card, it will be voted as you direct. If no choice is specified on a signed proxy card, the persons named as proxies will vote (1) in favor of the election of all of the nominees for director and the ratification of our registered public accountants, and (2) in the discretion of the persons named as proxies as to all other matters that may be properly presented at the annual meeting.

     If the shares you own are held in street name, your broker, bank or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank or other nominee is required to send you directions on how to vote those shares. If you do not give instructions to your broker, bank or other nominee, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, the shares that do not receive voting instructions will be treated as "broker non-votes."

     If, as of the record date, you are a shareholder of record and you attend the meeting, you may vote in person at the meeting.

Can I change my proxy after I return my proxy card?

     Yes. Any proxy may be revoked by a shareholder at any time before it is exercised at the annual meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy with a later date, or by voting in person at the meeting.

What is the vote required to approve each matter?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for nominees to be elected as directors. Votes withheld and broker non-votes are not counted toward a nominee's total.

     Independent Registered Public Accountants. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting and voting on the matter is necessary to approve the ratification of our independent registered public accountants. For purposes of counting votes on this matter, abstentions and broker non-votes will not be counted as shares voted on the matter.

Are there other matters to be voted on at the meeting?

     As of the date of this proxy statement, our Board of Directors does not know of any matters which may come before the meeting, other than the matters described in this proxy statement. Should any other matter requiring a vote of the shareholders arise and be properly presented at the annual meeting, the proxy included with this proxy statement gives the persons named in the proxy and designated to vote the shares, discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

Who pays for this proxy solicitation?

     All costs of soliciting proxies will be borne by us. Our directors, officers, and other employees, and employees of our subsidiary, Community Shores Bank (the "Bank"), may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversation, or by telephone, facsimile or electronic means. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

     Our Board of Directors encourages shareholders to attend the annual meeting. Whether or not you plan to attend, you are urged to submit your proxy. A prompt response will facilitate arrangements for the meeting and your cooperation will be appreciated.

           Stock Ownership of Certain Beneficial Owners and Management

     The following table presents information regarding the beneficial ownership of our common stock by each person known to us to own beneficially more than 5% of our outstanding shares of common stock as of February 15, 2008.

                                                 Amount        Percent of Class
                                              Beneficially       Beneficially
  Name and Address of Beneficial Owner           Owned              Owned
  ------------------------------------        ------------     ----------------
  Black River BancVenture, Inc.
    8245 Tournament Drive, Suite 270
    Memphis, Tennessee 38125 (1) .........      146,416              9.97%
  Bruce J. Essex, Jr.
    and Muskegon Castings Corp.
    1985 E. Laketon Avenue
    Muskegon, Michigan 49442 (2) .........      109,750              7.5%
  Gordon H. Girod Trust and its trustees,
    Norma J. Girod, Stephen J. Girod
    and Gerald J. Girod
    3677 Lakeshore Drive North
    Holland, Michigan 49424 (3) ..........      100,000              6.8%

------------

(1) This information is based on a Schedule 13G filed by Black River BancVenture, Inc. The Schedule 13G discloses that Black River BancVenture has sole voting and dispositive power for these 146,416 shares.

(2) This information is based on a Schedule 13G filed by Bruce J. Essex, Jr. and Muskegon Castings Corp. The Schedule 13G discloses that Mr. Essex has sole voting and dispositive power for these 109,750 shares. The Schedule 13G discloses that Muskegon Castings Corp. owns 75,000 of these shares, which is 5.1% of our outstanding shares, and that Mr. Essex is the Chairman of the Board, President, Chief Executive Officer, and a substantial majority owner of Muskegon Castings Corp. Mr. Essex's father, Bruce J. Essex, is a member of our Board of Directors.

(3) This information is based on a Schedule 13G filed by the Gordon H. Girod Trust and its trustees, Norma J. Girod, Stephen J. Girod and Gerald J. Girod, and subsequently confirmed by one of the trustees. The Schedule 13G discloses that the trust has sole voting and dispositive power for these 100,000 shares, and that each of the trustees has shared voting and dispositive power for these 100,000 shares. The Schedule 13G discloses the address set forth in the table for the trust and Mr. Gerald Girod, for Mrs. Norma Girod, 2207 Lanco Drive N.W., Grand Rapids, Michigan 49504, and for Mr. Stephen Girod, 673 Lakeside Drive, Macatawa, Michigan 49434.

     The following table presents information regarding the beneficial ownership of our common stock, as of February 15, 2008, by each of our directors, each nominee for election as a director, our executive officers named in the Summary Compensation Table, and all of our directors and executive officers as a group.

                                                         Amount         Percent of Class
                                                      Beneficially        Beneficially
  Name of Beneficial Owner                               Owned (1)          Owned (7)
  ------------------------                            ------------      ----------------
  Gary F. Bogner(o) .............................         30,130               2.0%
  Heather D. Brolick(o) .........................         34,245(2)            2.3%
  Robert L. Chandonnet(o) .......................         67,630               4.6%
  Bruce J. Essex(o) .............................         25,445(3)            1.7%
  Steven P. Moreland(o) .........................              0                 *
  Bruce C. Rice(o) ..............................          3,400                 *
  Jonathan L. Smith(o) ..........................              0                 *
  Roger W. Spoelman(o) ..........................          2,500                 *
  Ralph R. Berggren .............................         35,953(4)            2.4%
  Tracey A. Welsh ...............................          9,828(5)              *
  All directors and executive officers as a group
    (10 persons) ................................        209,131(6)           13.5%

------------

(o)  Member of our Board of Directors.

*    Less than one percent.

(1) The number of shares beneficially owned includes any shares over which the person has sole or shared voting power or investment power and also any shares that the person can acquire within 60 days of February 15, 2008 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) over the shares set forth in the table. Includes for Messrs. Bogner, Chandonnet and Essex, 4,000 shares, and for Messrs. Rice and Spoelman, 2,000 shares, that the director has the right to acquire within 60 days of February 15, 2008 pursuant to our stock option plans for non-employee directors.

(2) Includes 28,000 shares that Ms. Brolick has the right to acquire within 60 days of February 15, 2008 pursuant to our 1998 Employee Stock Option Plan, 3,545 shares that Ms. Brolick owns under the Bank's 401(k) plan, and 200 shares owned by her spouse.

(3) Includes 6,250 shares owned by Port City Die Cast, a corporation solely owned by Mr. Essex, and 700 shares owned by Mr. Essex's spouse.

(4) Includes 28,000 shares that Mr. Berggren has the right to acquire within 60 days of February 15, 2008 pursuant to our 1998 Employee Stock Option Plan, 1,153 shares that Mr. Berggren owns under the Bank's 401(k) plan, and 800 shares owned by his spouse.

(5) Includes 7,500 shares that Ms. Welsh has the right to acquire within 60 days of February 15, 2008 pursuant to our 1998 Employee Stock Option Plan, and 2,218 shares that Ms. Welsh owns under the Bank's 401(k) plan.

(6) Includes 79,500 shares that such persons have the right to acquire within 60 days of February 15, 2008 pursuant to our 1998 Employee Stock Option Plan or Director Stock Option Plans, and 6,916 shares that such persons own under the Bank's 401(k) plan.

(7) The percentages shown are based on the 1,468,800 shares of our common stock outstanding as of February 15, 2008, plus the number of shares that the named person or group has the right to acquire within 60 days of February 15, 2008. For purposes of computing the percentage of outstanding shares of common stock held by each person or group, any shares that the person or group has the right to acquire within 60 days after February 15, 2008 are deemed to be outstanding with respect to such person or group but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or group.

                              Election of Directors

Classes of Directors and Nominees

     Our articles of incorporation and bylaws provide that our Board of Directors will consist of between six and fifteen directors, with the exact number of directors determined from time to time by our Board of Directors. Our Board of Directors has presently fixed the number of directors at eight. Our articles of incorporation and bylaws also provide that the directors will be divided into three classes, class I, class II and class III; with each class serving a staggered three year term, and with the number of directors in each class being as nearly equal as possible.

     There are now three directors in class I, two directors in class II, and three directors in class III. The class I, class II and class III directors are currently serving until the annual meeting of shareholders that will be held in 2008, 2009 and 2010, respectively, and until their successors are elected and qualified. At each annual meeting of shareholders, directors of one of the three classes are elected for a term of three years to succeed the directors whose terms are expiring.

     Our Board of Directors has nominated Gary F. Bogner, Robert L. Chandonnet and Jonathan L. Smith as class I directors for three year terms expiring at the 2011 annual meeting. Each of the nominees is presently a class I director whose term expires at the May 8, 2008 annual meeting. The other members of our Board, who are class II and class III directors, will continue in office in accordance with their previous elections until the expiration of their terms at the 2009 or 2010 annual meetings.

     Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for the election of the three class I nominees. All of the nominees have indicated their willingness to continue to serve. If any nominee should become unwilling or unavailable to serve, our Board of Directors may select a substitute nominee, and in that event the proxies intend to vote all proxies for the person selected. If a substitute nominee is not selected, the proxies intend to vote for the election of the remaining nominees. Our Board of Directors has no reason to believe that any of the nominees will become unavailable.

Information About Directors, Nominees and Executive Officers

     Information about our directors, nominees as a director, and executive officers is set forth below. Each nominee and continuing member of our Board of Directors is also a director of the Bank. There are no family relationships among any of our directors, nominees for director and executive officers.

Name, Age, and Position with                               Has Served As         Year When Term
Community Shores and the Bank                              Director Since     As a Director Expires
-----------------------------                              --------------     ---------------------
                                Class I Directors
                    (And Nominees for Terms Expiring in 2011)

  Gary F. Bogner, 65, Director,
    Non-officer Chairman of the Boards of
    Community Shores and the Bank .....................         1998                    2008
  Robert L. Chandonnet, 63, Director, Non-officer Vice
    Chairman of the Boards of Community Shores and
    the Bank ..........................................         1998                    2008
  Jonathan L. Smith, 55, Director .....................         2006                    2008

                               Class II Directors

  Steven P. Moreland, 51, Director ....................         2006                    2009
  Roger W. Spoelman, 55, Director .....................         2004                    2009

                               Class III Directors

  Heather D. Brolick, 48, Director,
    President and Chief Executive Officer
    of Community Shores and the Bank ..................         2006                    2010
  Bruce J. Essex, 58, Director ........................         1998                    2010
  Bruce C. Rice, 53, Director .........................         2004                    2010

                 Executive Officers (Who Are Not Also Directors)

  Ralph R. Berggren, 55, Senior Vice President
    and Secretary of Community Shores,
    Senior Vice President, Chief Lending Officer
    and Secretary of the Bank .........................
  Tracey A. Welsh, 42, Senior Vice President,
    Chief Financial Officer and Treasurer
    of Community Shores, Senior Vice President
    and Chief Financial Officer of the Bank ...........

     Our executive officers are generally elected each year at the annual meeting of our Board of Directors that follows the annual meeting of our shareholders. Their terms of office are at the discretion of our Board of Directors.

     The business experience of each of our directors, nominees and executive officers for at least the past five years is summarized below:

     Gary F. Bogner (Director and Non-officer Chairman of the Boards of Community Shores and the Bank) is a lifelong resident of Muskegon County. Mr. Bogner has been engaged in the business of real estate development since 1973, and during the past 25 years has also engaged in a number of commercial enterprises and served them in various director and officer positions. During 2001 and 2002, Mr. Bogner also served as President and a director of Safari Club International and Safari Club International Foundation, which are hunting and wildlife organizations. In addition, during the period from 1967 to 1983, Mr. Bogner was an airline captain with Northwest Airlines, and from 1978 to 1982 was an executive officer of the Airlines Pilot Association.

     Heather D. Brolick (President, Chief Executive Officer and a Director of Community Shores and the Bank) has over 27 years of commercial banking experience. Ms. Brolick has served as President and Chief Executive Officer of Community Shores and the Bank since 2006. From 1998 until 2006, Ms. Brolick served as Senior Vice President of Community Shores, and served as Secretary of Community Shores from 2000 through April of 2007. From 2003 until 2006, Ms. Brolick served as President and Chief Operating Officer of the Bank, and from 1999 until 2003, served as Senior Vice President Retail Lending and Operations of the Bank. Ms. Brolick served as Secretary of the Bank from 2000 through April of 2007. Ms. Brolick joined the Board of Directors of the Bank in 2003 and the Board of Directors of Community Shores in 2006. Ms. Brolick is the President and a Board member of Harbor Hospice, a Board member and Ambassador of The Chamber of Commerce Grand Haven, Spring Lake and Ferrysburg, and a Board member and Treasurer of the West Shore Symphony Orchestra.

     Robert L. Chandonnet (Director and Non-officer Vice Chairman of the Boards of Community Shores and the Bank) is the owner and President of The Nugent Sand Company, Inc. ("Nugent Sand"), which provides foundry sand to many foundries in the Great Lakes Region. Mr. Chandonnet has worked in the foundry industry since 1966. He began working at Nugent Sand as Sales Manager in 1980, and progressed to President of Nugent Sand in 1989. Mr. Chandonnet purchased Nugent Sand from the prior owners in 1989. He is a member of the National Industrial Sand Association, American Foundry Society, Muskegon Country Club, and serves on the Board of the Muskegon County Catholic Education Foundation.

     Bruce J. Essex (Director) is Chairman of Port City Die Cast. From 1982 until 2001, Mr. Essex owned and operated the Port City Group, a group of companies including Port City Die Cast, Port City Metal Products, Muskegon Casting Corp., and Mirror Image Tool. Mr. Essex has over 35 years experience in the die casting industry. He is a principal in Port City Custom Plastics and Port City Castings Corporation, and serves as a Director on the Boards of Reid Tool and the Muskegon Technical Academy. He is also a principal in Buck Snort Products, a rustic hardware and furnishings retail store.

     Steven P. Moreland (Director) is President and Chief Executive Officer of Automatic Spring Products Corporation ("ASPC") in Grand Haven, and has served in that position since 1996. From 1987 to 1996, he served as Vice President of Engineering for ASPC. ASPC is a technology focused high volume manufacturer of custom designed compression, extension, and torsion springs, wire forms, flat springs, stampings, spring and shim washers, and assemblies. Mr. Moreland has served on the Board of Directors of ASPC since 1985, and as President of its Board since 1997. He currently serves as Site Committee Chairman of the Spring Manufacturer's Institute, and as both a Board member and Executive Committee member for First Priority of the Lakeshore, Lakeside Spring Company, and Spring Manufacturer's Institute. He also serves on the Grand Haven Township IFT Sub-Committee, Northwest Ottawa County Manufacturer's Council Steering Committee, and Johnson Controls Inc. Supplier Council. Mr. Moreland is active in the Grand Haven community and has been involved in AYSO Kids Soccer Teams, TCKL Kids Baseball Teams, and YBL Kids Basketball Teams.

     Bruce C. Rice (Director) is President of ESCO Company, a chemical manufacturer, located in Muskegon County. He has served as President since 1999. He joined ESCO in 1991 and served as the company's Vice President of Administration and Finance before becoming President. Mr. Rice, who is a CPA, was employed by Shaw-Walker company from 1987 to 1991, where he served as its Manager of Internal Audit, and later as the company's corporate comptroller. He also worked for the firm of BDO Siedman in Muskegon, from 1984 to 1987. Mr. Rice, a longtime Muskegon resident, received his Bachelor of Business Administration from Grand Valley State University in 1983, and his Master of Business Administration from the same school in 2001. Mr. Rice serves on a number of local non-profit Boards. He is a trustee for the Community Foundation of Muskegon County, past Board Chair at United Way of Muskegon County, member of Muskegon Rotary, and is on the Leadership Council at St. Mark's Lutheran Church.

     Jonathan L. Smith (Director) is President and Chief Executive Officer of Kindel Furniture Company. Kindel is a manufacturer of luxury residential furniture that is marketed and sold globally. He joined Kindel in 2007, and has served as its President and Chief Executive Officer since January of 2007. From 2006 to May of 2007, Mr. Smith was also employed by Investment Property Associates, Inc. ("IPA"), where he was responsible for strategic planning and special project developments. IPA developed and managed apartment communities, medical facilities, professional office buildings, banks, and retail shopping centers. Since 2005, Mr. Smith has also served as Manager of his consulting business, Gull Consulting, LLC, which assists commercial banks with strategic planning and performs commercial real estate advisory work. From 2003 through 2005, Mr. Smith was an Executive Vice President of Fifth Third Bank, and was responsible for all corporate banking activities of Fifth Third Bank in West Michigan. From 2000 through June of 2003, Mr. Smith worked for Citigroup Private Bank - Chicago, where he was responsible for an ultra high net worth banking group. He was a senior officer of Security Capital Group, a real estate operating company listed on the New York Stock Exchange, from 1997 to 2000. For 22 years prior to 1997, Mr. Smith worked for Citigroup, where he had a variety of national and international business responsibilities, including responsibilities in specialty areas such as commercial real estate, asset based lending and leveraged buy-outs. He holds a Master of Business Administration degree from the University of Michigan and a degree with high honors in economics from Hobart College.

     Roger W. Spoelman (Director) is President and CEO of Mercy General Health Partners in Muskegon. This regional hospital is one of the major employers in Muskegon County. Mr. Spoelman has served as its President since 1998. Previously Mr. Spoelman was president and CEO of Muskegon General Hospital from 1987 to 1998, when it merged with Muskegon Mercy Community Health Care System. Mr. Spoelman had worked for Muskegon General Hospital since 1981. Mr. Spoelman earned his Bachelor of Arts Sociology and Secondary Education from Trinity College and his Master of Business Administration from California Coast University. Mr. Spoelman serves on a number of Boards including Munson Healthcare and Saint Mary's Health Systems, International Aid, Muskegon Community Health Project, West Michigan Osteopathic Foundation, Muskegon Family Services Center, Inc., The Cochlan Group, and Westshore Health Network Physician Hospital Organization, Open Doors and CURE International.

     Ralph R. Berggren (Senior Vice President and Secretary of Community Shores and Senior Vice President, Chief Lending Officer and Secretary of the Bank) has over 30 years of commercial banking experience in the West Michigan area. Mr. Berggren has served as Senior Vice President of Community Shores since 1998, and as Senior Vice President and Chief Lending Officer of the Bank since it commenced business in early 1999. Mr. Berggren also served as Secretary of Community Shores from 1998 through early 2000, and since May of 2007, and as Secretary of the Bank from 1999 through 2000, and since May of 2007. Mr. Berggren is active in the Muskegon community, serving as President of Muskegon Civic Theatre, and a member of the Board of Directors of the Muskegon Country Club.

     Tracey A. Welsh (Senior Vice President, Chief Financial Officer and Treasurer of Community Shores and Senior Vice President and Chief Financial Officer of the Bank) is a certified public accountant and has 20 years of bank accounting experience. Ms. Welsh joined Community Shores in 1998, before its initial public offering. She served as Controller of the Bank from early 1999, when the Bank commenced operations, until January of 2002. From 2002 through November of 2003, Ms. Welsh served as Vice President, Chief Financial Officer and Treasurer of Community Shores and Vice President and Chief Financial Officer of the Bank; and since November of 2003 has served as Senior Vice President, Chief Financial Officer and Treasurer of Community Shores and Senior Vice President and Chief Financial Officer of the Bank. She is a member of the AICPA and serves on the Michigan Bankers Association's Funds Management Committee. Ms. Welsh is a Board member of Hackley Life Counseling of Muskegon and the Timberland Academy in Muskegon.

                              Corporate Governance

Director Independence

     Applicable NASDAQ rules require that a majority of our Board of Directors be independent. In February of 2008, our Board of Directors reviewed the independence of our directors and determined that each of our directors, including those nominated for election at the annual meeting, are independent as defined by applicable NASDAQ rules, with the exception of Ms. Brolick. In making this determination, our Board of Directors has concluded that none of the independent directors has a relationship that in the opinion of our

Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ms. Brolick is not considered independent because she is one of our executive officers.

Board Meetings

     During 2007, our Board of Directors held a total of 13 meetings. During 2007, each director attended at least 75% of the total number of meetings of our Board and its committees on which he or she then served.

Board Committees

     Our Board of Directors has, and appoints members to, three standing committees: the Audit Committee, the Compensation Committee, and the Governance Committee. The membership of these committees, as of March 1, 2008, was as follows:

  Audit Committee        Compensation Committee     Governance Committee
  ---------------        ----------------------     --------------------
  Bruce C. Rice*         Robert L. Chandonnet       Gary F. Bogner
  Steven P. Moreland     Steven P. Moreland         Robert L. Chandonnet*
  Roger W. Spoelman      Bruce C. Rice              Bruce J. Essex
                         Roger W. Spoelman*

------------

*Committee chairman

     Each of the members of these committees is an independent director as defined by applicable NASDAQ rules. Each of these committees has a charter that has been approved by our Board of Directors and is available in the investor relations section of our website, www.communityshores.com.

Board of Directors Meetings and Committees

     Audit Committee. The Audit Committee has three members and met three times in 2007. The Audit Committee assists our Board of Directors in overseeing our financial reporting process, internal controls and audit functions, and is directly responsible for the appointment, evaluation, retention and compensation of our independent registered public accounting firm. More information about the Audit Committee is included below under the heading "Audit Committee Report."

     Compensation Committee. The Compensation Committee has four members and met four times in 2007. The Compensation Committee assists our Board of Directors in carrying out its responsibilities relating to our compensation and benefit programs and policies. Subject to the authority of our Board of Directors, the Compensation Committee determines our overall compensation philosophy, and seeks to ensure that our compensation and benefit programs are competitive and closely related to our performance and that of our employees. The Compensation Committee's responsibilities include:

     o reviewing and recommending to our Board of Directors corporate and personal goals for the most senior executive officers of Community Shores and the Bank, evaluating their performance based on those goals, and recommending or determining their compensation based on the evaluation;

     o reviewing and approving individual compensation, including salaries, bonuses, stock options and benefits for our other executive officers;

     o administering and making recommendations to our Board of Directors regarding cash and stock-based compensation and incentive plans;

     o reviewing and making recommendations to our Board of Directors regarding compensation of our directors; and

     o reviewing and making recommendation to our Board of Directors regarding our personnel policies and programs.

     The Compensation Committee charter grants the Compensation Committee the authority, in its discretion, to delegate its powers and authority to subcommittees of the Compensation Committee. The Compensation Committee may confer with our President and Chief Executive Officer regarding her compensation, and receives recommendations from her regarding the compensation for our other executive officers. The Compensation Committee considers the information and recommendations that it receives, and independently determines, or recommends to the Board of Directors for determination, the compensation of our executive officers.

     Governance Committee. The Governance Committee has three members and met three times in 2007. The Governance Committee assists our Board of Directors in fulfilling its responsibilities that relate to our corporate governance principles and procedures. The Governance Committee's responsibilities include:

     o    recommending candidates for election to our Board of Directors;

     o making recommendations for the composition of our Board of Directors and its committees;

     o    monitoring the process to assess Board effectiveness; and

     o developing, implementing and updating our corporate governance guidelines.

     The Governance Committee will consider as potential nominees persons that our shareholders recommend. Recommendations should be submitted to the Governance Committee in care of the Secretary of Community Shores Bank Corporation, 1030 W. Norton Avenue, Muskegon, Michigan 49441. Recommendations of nominees should be received by our Secretary at least 120 days before the anniversary date of the immediately preceding annual meeting of our shareholders. Each recommendation should include:

     o    the name and address of the shareholder making the recommendation;

     o the name, age, business address and, if known, residence address of each nominee being recommended;

     o the principal occupation or employment of each nominee being recommended;

     o the number of shares of our stock that are beneficially owned by each nominee being recommended, and by the recommending shareholder;

     o any other information about each nominee being recommended that must be disclosed by nominees in a proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934;

     o that the recommendation is that our Board of Directors or Governance Committee consider, nominate, and present the nominees to the shareholders as nominees of the Board of Directors, and whether the shareholder intends to nominate the nominee directly at a meeting of the shareholders;

     o whether the shareholder and the nominees being recommended do or do not intend to solicit proxies from other shareholders to vote at a meeting of shareholders, and a description of the intended solicitation; and

     o the executed consent of each nominee being recommended to serve as a director if elected.

     The Governance Committee intends to consider every nominee recommended by a shareholder in accordance with the notice requirement and procedures described above. In addition, the Governance Committee may, in its discretion, consider informal suggestions by our shareholders of possible nominees.

     Shareholders who wish to effectively nominate a person for election to our Board of Directors themselves, as contrasted with recommending a potential nominee to the Governance Committee for it to consider and nominate, must comply with the advance notice and other requirements presently set forth in article IV of our articles of incorporation.

     Our Board of Directors has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Governance Committee. Generally, candidates have been members of the West Michigan community who have been known to one or more of our Board members. The Governance Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Governance Committee will consider the factors it believes to be appropriate. These factors would generally include the candidate's independence, personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of our Board of Directors in collectively serving the long-term interests of our shareholders. Although the Governance Committee has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. The Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Governance Committee by a shareholder.

Communications with Directors

     We have a process for our shareholders to send communications to our Board of Directors. Communications should be sent to the Secretary of Community Shores. Shareholder communications may be directed to our Board of Directors or to specific individual directors. Our Secretary has discretion to screen and not forward to directors communications that he determines, in his discretion, are unrelated to our business or governance, commercial solicitations, offensive, obscene or otherwise inappropriate. Our Secretary collects and organizes all shareholder communications that are not forwarded to the directors, and they are available to any director upon request.

Attendance at Annual Meetings

     Our Board of Directors has a policy that states that all directors are expected to attend each annual meeting of our shareholders unless compelling personal circumstances prevent attendance. All of our directors, with the exception of Jonathan L. Smith, attended last year's annual meeting.

Code of Ethics

     We have adopted a written code of ethics that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. We have filed a copy of our code of ethics as an exhibit to our annual report to the Securities and Exchange Commission ("SEC") on Form 10-KSB for the year ended December 31, 2007.

                             Audit Committee Report

     Each member of the Audit Committee is independent, as independence for audit committee members is defined in the NASDAQ listing standards and the rules of the SEC. The Audit Committee's primary purpose is to assist the Board of Directors in overseeing:

     o    the accounting and financial reporting process;

     o    audits of financial statements;

     o    internal accounting and disclosure controls; and

     o    the internal audit functions.

     In carrying out its responsibilities, the Audit Committee supervises the relationship between Community Shores and its independent auditor, including having direct responsibility for the auditor's appointment, compensation and retention, and reviewing the scope of its audit services, and approving audit and permissible non-audit services. The Audit Committee reviews and discusses the annual and quarterly financial statements, as well as the internal audit plan.

     Management is responsible for the preparation, presentation and integrity of Community Shores' financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for Community Shores' system of internal controls, and reporting to the Audit

Committee on any significant deficiencies or material weaknesses that are found. Our independent registered public accounting firm for 2007, Crowe Chizek and Company LLC, is responsible for auditing the financial statements and for reviewing the unaudited quarterly financial statements.

     The Audit Committee reviewed with Crowe Chizek the overall scope and plan of the audit. In addition, the Audit Committee met with Crowe Chizek, with and without management present, to discuss the results of Crowe Chizek's audit, the overall quality of Community Shores' financial reporting and such other matters as are required to be discussed with Audit Committees under standards of the Public Company Accounting Oversight Board (United States), including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Audit Committee has discussed with Crowe Chizek that firm's independence from management and Community Shores, and has received from Crowe Chizek the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has also considered the compatibility of audit related and tax services with Crowe Chizek's independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the annual report on Form 10-KSB for the year ended December 31, 2007 with both management and our independent registered public accounting firm. The Audit Committee's review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-KSB for the year ended December 31, 2007 for filing with the SEC.

                                        Audit Committee


                                        Bruce C. Rice
                                        Steven P. Moreland
                                        Roger W. Spoelman

                             Executive Compensation

Summary Compensation Table

     The following table provides information regarding the compensation earned by the named executive officers for the two years ended December 31, 2007.

                                                             Stock    Option
                                          Salary    Bonus    Awards   Awards
Name and Principal Position        Year    ($)       ($)       ($)      ($)
---------------------------        ----   ------    -----    ------   ------
Heather D. Brolick .............   2007   195,300        0      0        0
  President and Chief Executive    2006   184,308   24,620      0        0
  Officer of Community
  Shores and the Bank
Ralph R. Berggren ..............   2007   142,300        0      0        0
  Senior Vice President and        2006   135,923   19,681      0        0
  Secretary of Community Shores,
  Senior Vice President,
  Chief Lending Officer and
  Secretary of the Bank
Tracey A. Welsh ................   2007   129,300        0      0        0
  Senior Vice President,           2006   122,685   21,744      0        0
  Chief Financial Officer and
  Treasurer of Community Shores,
  Senior Vice President and
  Chief Financial Officer of
  the Bank



                                                  Nonqualified
                                   Non Equity       Deferred
                                 Incentive Plan   Compensation     All Other
                                  Compensation      Earnings     Compensation    Total
Name and Principal Position            ($)             ($)          ($) (1)       ($)
---------------------------      --------------   ------------   ------------    -----
Heather D. Brolick .............        0               0           10,013      205,313
  President and Chief Executive         0               0           10,806      219,734
  Officer of Community
  Shores and the Bank
Ralph R. Berggren ..............        0               0            8,543      150,843
  Senior Vice President and             0               0            8,094      163,698
  Secretary of Community Shores,
  Senior Vice President,
  Chief Lending Officer and
  Secretary of the Bank
Tracey A. Welsh ................        0               0            6,979      136,279
  Senior Vice President,                0               0            6,878      151,307
  Chief Financial Officer and
  Treasurer of Community Shores,
  Senior Vice President and
  Chief Financial Officer of
  the Bank

------------

(1) Consists of the matching contribution made by the Bank to the named executive officer's 401(k) plan account and group term life insurance premiums paid by the Bank on behalf of the named executive officers.

Base Salary and Bonus

     Consistent with our objective of attracting and retaining highly qualified and experienced employees, we establish base salary ranges for our executive officers that are intended to be slightly above the market for comparable positions. Base salary data for comparable industry positions are reviewed annually from survey data obtained from the Michigan Bankers Association and Crowe Chizek's Financial Institutions Compensation Surveys. The SNL Executive Compensation Review is used biannually for comparative evaluation to like-sized companies located in surrounding Midwestern states and Michigan. Annual salary increases are tied to objective performance-based criteria established by the Compensation Committee.

     In addition to base salary, we intend to provide incentive compensation to our executive officers with the objectives of motivating and rewarding them through long term total compensation. We established an Executive Incentive Plan in 2007 that was approved by our shareholders at their annual meeting on May 10, 2007. The Executive Incentive Plan provides for the payout of annual bonus awards to key executives in the form of cash and shares of common stock if pre-determined performance goals are met. For 2007, our Compensation Committee determined that a bonus would be paid only if our earnings exceeded a designated threshold. No bonuses were paid under the plan for 2007 because the 2007 threshold performance goal was not met. Our Board of Directors has suspended the plan for 2008.

Employment Agreements

     We do not have employment agreements or change in control agreements with any of our executive officers or other employees.

401(k) Plan

     Our executive officers are eligible to participate in the Bank's 401(k) plan. The Bank contributes to each participant a matching contribution equal to 100% of the first 3%, and 50% of the next 3%, of the participant's compensation that has been contributed to the plan in each plan year. All matching contributions are 100% vested when contributed to the plan. The Bank may also make additional discretionary matching contributions or a discretionary profit-sharing contribution to the plan. All of our executive officers participated in the 401(k) plan during fiscal 2007 and received matching contributions. The Bank did not make an additional matching or profit-sharing contribution to the plan for fiscal 2007.

Outstanding Equity Awards at 2007 Fiscal Year-End

     The following table provides information as of December 31, 2007 regarding equity awards, including unexercised stock options, for each of the named executive officers.

                                                    Option Awards
                           ------------------------------------------------------------------
                                                           Equity
                                                          Incentive
                                                            Plan
                           Number of                       Awards:
                           Securities      Number of      Number of
                           Underlying     Securities     Securities
                           Unexercised    Underlying     Underlying
                             Options      Unexercised    Unexercised     Option
                               (#)          Options       Unearned      Exercise     Option
                           Exercisable        (#)          Options       Price     Expiration
Name                          (1)        Unexercisable       (#)          ($)         Date
----                       -----------   -------------   -----------    --------   ----------
Heather D. Brolick .....     18,000            0              0           10.00      10/5/08
                             10,000            0              0           10.00      7/30/12
Ralph R. Berggren ......     18,000            0              0           10.00       9/9/08
                             10,000            0              0           10.00      7/30/12
Tracey A. Welsh ........      7,500            0              0           10.00      9/24/12


                                          Stock Awards
                           ---------------------------------------------
                                                               Equity
                                                              Incentive
                                                    Equity      Plan
                                                  Incentive    Awards:
                                                     Plan      Market
                                                   Awards:    or Payout
                                                  Number of   Value of
                                        Market     Unearned   Unearned
                            Number     Value of    Shares,     Shares,
                           of Shares    Shares     Units or   Units or
                           or Units    or Units     Other       Other
                           of Stock    of Stock     Rights     Rights
                             That     That Have   That Have     That
                           Have Not      Not         Not      Have Not
                            Vested      Vested      Vested     Vested
Name                         (#)         ($)         (#)         ($)
----                       ---------  ---------   ---------   ---------
Heather D. Brolick .....      0           0           0           0
                              0           0           0           0
Ralph R. Berggren ......      0           0           0           0
                              0           0           0           0
Tracey A. Welsh ........      0           0           0           0

------------

(1) The options for 18,000 shares granted to Ms. Brolick and Mr. Berggren vested in four installments over a three year period at the rate of 4,500 shares per year, commencing on the October 6, 1998 grant date. The options for 10,000 shares granted to Ms. Brolick and Mr. Berggren vested in four installments over a three year period at the rate of 2,500 shares per year, commencing on the July 31, 2002 grant date. The option for 7,500 shares granted to Ms. Welsh vested in four installments over a three year period at the rate of 1,875 shares per year, commencing on the July 31, 2002 grant date.

Director Compensation for 2007

     The following table provides information about the compensation of our directors for the year ended December 31, 2007.

                                   Fees                                            Nonqualified
                                  Earned                            Non-Equity       Deferred
                                  or Paid   Stock      Option     Incentive Plan   Compensation    All Other
                                  in Cash   Awards   Awards (3)    Compensation      Earnings     Compensation    Total
Name (1)                            ($)      ($)         ($)            ($)             ($)            ($)         ($)
--------                          -------   ------   ----------   --------------   ------------   ------------    -----
Gary F. Bogner .................   13,500     0           0              0               0              0         13,500
Robert L. Chandonnet ...........    7,950     0           0              0               0              0          7,950
Dennis L. Cherette (2) .........    9,700     0           0              0               0              0          9,700
Bruce J. Essex .................   12,050     0           0              0               0              0         12,050
Steven P. Moreland .............    7,000     0           0              0               0              0          7,000
Joy R. Nelson (2) ..............    8,000     0           0              0               0              0          8,000
Bruce C. Rice ..................    7,700     0           0              0               0              0          7,700
Jonathan L. Smith ..............    5,050     0           0              0               0              0          5,050
Roger W. Spoelman ..............    7,050     0           0              0               0              0          7,050

------------

(1) Our President and Chief Executive Officer, Ms. Brolick, who is also a director has been omitted from this table because she received no special compensation for serving on our Board of Directors. Her compensation is included in the Summary Compensation Table.

(2) Mr. Cherette and Mrs. Nelson resigned from our Board of Directors on January 23, 2008 and March 1, 2008, respectively.

(3) No option awards were made to our directors during 2007. As of December 31, 2007, our current and former non-employee directors held the following option awards to acquire our common stock: Messrs. Bogner, Chandonnet, Cherette, and Essex, two option awards each, covering for each an aggregate of 4,000 shares; Messrs. Rice and Spoelman and Mrs. Nelson, one option award each, covering for each 2,000 shares. Messrs. Moreland and Smith did not hold any option awards as of December 31, 2007.

Compensation Arrangements for Non-Employee Directors

     Each of our current directors is also a director of the Bank, which is a wholly owned subsidiary of Community Shores. The fees shown in the table above include compensation earned for service on the Boards of Directors of Community Shores and the Bank.

     During 2007, the non-employee directors were paid a $2,000 retainer, and for each meeting of the Board of Directors of Community Shores or the Bank that they attended, and each meeting of a committee of either Board that they attended, they received a $250 fee. The Chairman of each committee of the Board of Directors of Community Shores or the Bank received an additional fee of $50 for each meeting of the committee that he chaired. The Chairman or Vice Chairman of the Board of Directors of Community Shores and the Bank, when presiding, received an additional $150 for each meeting of the Board of Directors that he chaired. When meetings are held on the same day of the Boards of Directors of Community Shores and the Bank, or of committees of each having the same name or performing similar functions, directors and chairmen usually receive only one meeting and chairman fee for the two Board or committee meetings.

     Our directors are currently paid the same amounts for the retainer and meeting fees as were paid for 2007, except that beginning January 1, 2008, we established a separate category for board meetings that are in addition to the regular monthly meetings of the Boards of Directors. For these additional meetings, which may include strategic planning sessions, our directors are paid a fee of $450 for each half day meeting, and a fee of $750 for each full day meeting.

     The Compensation Committee of our Board of Directors reviews director compensation at least annually, and recommends to our Board of Directors for approval any changes that the Compensation Committee deems appropriate.

                        Transactions with Related Persons

     The Bank has had, and expects in the future to have, loan transactions in the ordinary course of business with our directors, executive officers, or their immediate family, or companies they have a material interest in, on substantially the same terms as those prevailing for comparable transactions with others. All such transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

     On November 4, 2005, the Bank entered into a Purchase Agreement with Williamsburg Court Apartments, LLC, a Michigan limited liability company ("Williamsburg Court"), to purchase 1.25 acres of real property located in Grand Haven, Michigan for $1,125,000. The purchase was completed on December 16, 2005. The Bank has removed the apartments that were on the land, and in July of 2007 completed construction on the land of a branch for its Grand Haven banking location at 1120 South Beacon Boulevard, Grand Haven, Michigan. Effective December 16, 2005, the Bank entered into a property management agreement with Williamsburg Court under which Williamsburg Court agreed to serve as property management agent for the apartments that were on the land until they were removed, which occurred in November of 2006. The Bank paid Williamsburg Court $1 per day for its services as property management agent.

     Williamsburg Court has advised us that it was 50% owned by Walter G. Deardorff and 50% owned by William J. Fettis. Mr. Deardorff is the father of Heather D. Brolick, President, Chief Executive Officer and Secretary of Community Shores and the Bank, and a member of their Boards of Directors. Mr. Fettis, for many years owned and operated Investment Property Associates, Inc. ("IPA"), a real estate development, brokerage and consulting company located in Grand Haven, with Dennis L. Cherette. At the time of the transaction, Mr. Cherette was a member of the Board of Directors, the President and a fifty percent owner of IPA, and Vice Chairman (a non-officer position) of the Boards of Directors of Community Shores and the Bank. Williamsburg Court has advised us that prior to July 28, 2005, Mr. Cherette had owned one-half of Mr. Fettis' 50% interest in Williamsburg Court.

     On April 17, 2006, the Bank entered into a development coordination agreement with IPA to provide services to the Bank relating to the development of the land and construction of the Bank's Grand Haven branch banking facility on the land acquired from Williamsburg Court. Under the terms of the agreement, IPA was paid a development coordination fee of $40,000 for its services over a period of ten months, and was reimbursed for certain related expenses.

     On May 9, 2005, the Bank entered into a development coordination agreement with IPA related to another property. Under the terms of the agreement, IPA provided services to the Bank relating to the development of the land owned by the Bank at 5797 Harvey Street, Norton Shores, Michigan, and construction of a banking and general office facility on the land. Under the terms of the agreement, IPA was paid a development coordination fee of $135,000 for its services over a period of 15 months, and was reimbursed for certain related expenses.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Based on a review of filings, we believe that all reports required to be filed under Section 16(a) for 2007 were timely filed, except that our director, Roger W. Spoelman, filed one report late relating to the purchase of 500 shares of Community Shores common stock, and Dennis L. Cherette, who, until his resignation on January 23, 2008, was Vice Chairman of our Board of Directors, filed one report late, relating to two 100 share transactions in Community Shores common stock.

    Ratification of Appointment of Independent Registered Public Accountants

     The Audit Committee of our Board of Directors has appointed Crowe Chizek and Company LLC as our independent registered public accountants for the year ending December 31, 2008. Crowe Chizek has served as our independent auditors since we were formed in 1998. Services provided to us by Crowe Chizek in 2007 are described under the heading "Principal Accountant Fees and Services," below.

     Our Board of Directors is asking our shareholders to ratify the selection of Crowe Chizek as our independent registered public accountants. Although ratification is not required by our bylaws or otherwise, our Board is submitting the selection of Crowe Chizek to our shareholders for ratification as a matter of good corporate practice.

     Representatives of Crowe Chizek plan to attend the annual meeting of shareholders, will have the opportunity to make a statement if they desire to do so, and will respond to appropriate questions by shareholders.

     The Board recommends that shareholders vote "FOR" ratification of the appointment of Crowe Chizek as our independent registered public accountants for 2008.

     In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and our Board of Directors. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

Principal Accountant Fees and Services

     The following table shows the fees for professional services of Crowe Chizek for audit and other services they provided to us for 2007 and 2006.

                                     2007         2006
                                    ------       ------
  Audit Fees (1) ..............    $69,500      $66,500
  Audit-Related Fees ..........          0            0
  Tax Fees (2) ................     16,150       13,625
  All other fees (3) ..........     43,727       21,757

------------

(1) Includes the aggregate fees billed for professional services rendered by Crowe Chizek for 2007 and 2006 for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-QSB.

(2) Principally tax compliance services (including U.S. federal and state tax returns), review of quarterly tax computations and consultations regarding various tax strategies.

(3) Principally regulatory compliance review services for 2006. Principally regulatory compliance review services and cost segregation studies for 2007.

     The Audit Committee's policy is to pre-approve all audit services and non-audit services that are to be performed for us by our independent auditors. This duty has not been delegated to any one or more designated members of the Audit Committee. All of the services described in the table above were pre-approved by the Audit Committee.

                  Shareholder Proposals for 2009 Annual Meeting

     A proposal submitted by a shareholder for the 2009 annual meeting of shareholders must be sent to the Secretary, Community Shores Bank Corporation, 1030 Norton Avenue, Muskegon, Michigan 49441, and received by December 5, 2008 in order to be eligible to be included in our proxy statement for that meeting.

     A shareholder who intends to present a proposal for the 2009 annual meeting of shareholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide us with notice of such intention by February 18, 2009, or the persons named in the proxy to vote the proxies will have discretionary voting authority at the 2009 annual meeting with respect to any such proposal without discussion of the matter in our proxy statement. A shareholder intending to present a proposal for the 2009 annual meeting of shareholders must also comply with the advance notice and other requirements set forth in our bylaws.

                                  Other Matters

     Our Board of Directors does not know of any other matters to be brought before the annual meeting. If other matters are presented upon which a vote may properly be taken, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment

--------------------------------------------------------------------------------

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSAL 2.

                                                        Please
                                                        Mark Here
                                                        for Address
                                                        Change or
                                                        Comments
                                                        SEE REVERSE SIDE  [ ]

1.   Election of Directors.

Nominees:

(01) Gary F. Bogner
(02) Robert L. Chandonnet
(03) Jonathan L. Smith

         FOR
    ALL NOMINEES            WITHHOLD FROM
(except as indicated        ALL NOMINEES
 on the line below
         [ ]                     [ ]

Withheld for the nominees you list below:
(Write those nominees' names in the space provided below.)

----------------------------------------------------------

2. Ratification of Crowe Chizek and Company LLC as our independent registered public accountants.

FOR          AGAINST          ABSTAIN
[ ]            [ ]              [ ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting, or at any adjournment or postponement of the meeting.

            PLEASE VOTE, DATE AND SIGN BELOW, AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.


Signature                   Signature                   Date             , 2008
         -------------------         -------------------    -------------

Please sign exactly as your name(s) appear(s) on this proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or other entity, the signature should be that of an authorized person who should state his or her title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

COMMUNITY SHORES
BANK CORPORATION

Dear Shareholder,

     Enclosed with this proxy is your notice of our annual meeting and proxy statement, and 2007 annual report. We encourage you to carefully read these materials and exercise your right to vote your shares.

     Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the proxy card, detach it, and return your proxy vote in the enclosed postage paid envelope, or mail it to Community Shores Bank Corporation care of BNY Mellon Shareowner Services, Proxy Processing, P.O. Box 3510, South Hackensack, NJ 07606-9210.

     Your proxy card must be received prior to the annual meeting of shareholders on May 8, 2008.

Sincerely,


Community Shores Bank Corporation

--------------------------------------------------------------------------------

PROXY

                       COMMUNITY SHORES BANK CORPORATION

                Proxy Solicited by the Board of Directors for the
              Annual Meeting of Shareholders to be held May 8, 2008

     The undersigned hereby appoints Steven P. Moreland and Bruce C. Rice, and each of them, with power to act without the other and with power of substitution in each, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote all of the shares of Community Shores Bank Corporation common stock of the undersigned, at the annual meeting of shareholders of Community Shores Bank Corporation to be held on May 8, 2008, and at any adjournments or postponements of the meeting, with all powers which the undersigned would have if present at the meeting.

     This proxy will be voted as specified by the undersigned. If no choice is specified, this proxy will be voted as to all shares of the undersigned, FOR the election of all nominees for directors, FOR the ratification of the independent registered public accountants, and according to the discretion of the Proxies on any other matters that may properly come before the meeting or any adjournment or postponement of the meeting.

       (Continued and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
   Address Change/Comments (Mark the corresponding box on the reverse side.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     Time is short. Please take action immediately to vote your shares! This will ensure your vote is counted. Remember, failure to vote may cause Community Shores Bank Corporation to incur additional costs. Please vote your proxy immediately.

     If you have any questions or need assistance, please call BNY Mellon Shareowner Services, who is assisting us, toll-free at 1-800-370-1163.
--------------------------------------------------------------------------------